UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
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        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

On February 6, 2003, Prime Group Realty Trust a Maryland real estate investment trust (the "Company") announced that the Board of Trustees of the Company, after evaluating the proposal with its financial advisors, determined on February 5, 2003 that it was not interested in pursuing the recapitalization proposal presented to the Company by Northland Capital Partners, L.P., Northland Capital Investors, LLC, NCP, LLC and Northland Investment Corporation (collectively, "Northland"), the existence of which proposal was previously disclosed by Northland on Amendments to its Schedule 13D filed on December 6, 2002 and December 20, 2002 with the Securities and Exchange Commission ("SEC") and the Company on December 20, 2002 by a Form 8-K filed with the SEC. The Board instead decided that it would continue to pursue the Company's other strategic alternatives at this time, including but not limited to, a sale, merger or other business combination involving the entire Company. The senior management of the Company then informed Northland on February 5, 2003 of the Board's determination after which Northland sent a letter to the Company on the same day stating that it was terminating all discussions and negotiations relating to a possible negotiated transaction and Northland publicly disclosed the foregoing letter pursuant to an Amendment to its Schedule 13D filed with the SEC on February 6, 2003.

In connection with the foregoing pursuit of its strategic alternatives, the Company has also engaged Wachovia Securities, Inc. as financial advisor to assist it and its existing financing advisor, Merrill Lynch & Co., in the Company's evaluation of its strategic alternatives.

The Company issued a Press Release on February 6, 2003 relating to the foregoing. A copy of the Press Release, which is hereby incorporated into this filing in its entirely, is attached to this Form 8-K as Exhibit No. 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:

                 Exhibit
                   No.              Description
                   ---              -----------
                   99.1             Press   Release  of  Prime   Group
                                    Realty Trust dated February 6, 2003.

                                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: February 6, 2003                     By:    /s/  Louis G. Conforti
                                                   ----------------------

                                                   Louis G. Conforti
                                                   Co-President and
                                                   Chief Financial Officer